EXHIBIT 10.14

                       FIRST THROUGH SIXTH AMENDMENTS TO

                         SAVINGS PLAN FOR EMPLOYEES OF

                     FROZEN FOOD EXPRESS INDUSTRIES, INC.

                              FIRST AMENDMENT TO
                         SAVINGS PLAN FOR EMPLOYEES OF
                     FROZEN FOOD EXPRESS INDUSTRIES, INC.

     This Amendment is adopted this 24th day of October, 1996, and effective January 1, 1995, by Frozen Food Express Industries, Inc., a Texas Business Corporation, having its principal office in Dallas, Texas (hereinafter referred to as "Employer").

                               R E C I T A L S:

     A. WHEREAS, the Employer has previously established the Savings Plan ("Plan") for the benefit of those employees who qualify thereunder and for their beneficiaries; and

     B. WHEREAS, the Employer desires to amend the Plan to eliminate Incentive Contributions and to make a de minimis change in the timing of Plan distributions consistent with Treasury Regulations Section 1.411(d)- 4(b)(2)(ix).

     NOW, THEREFORE, pursuant to Section 13.1 of the Plan, the following amendment is hereby made and shall be effective January 1, 1995:

1.   Plan Section 3.1(c) shall be amended to read:

     Effective January 1, 1988, any Employee of FFE Transportation Services, Inc. who has completed One-Half Year of Service on or before the last day of a Plan Year, and who is an employee on the last day of that Plan Year, shall be an Incentive Participant in that Plan Year. An Incentive Participant who does not also qualify as a Participant under Section 3.1(a) or (b) shall only be eligible for an Incentive Contribution pursuant to Section 4.2(a)(3) and shall not be eligible for any other contribution.

     Effective January 1, 1995, Incentive Contributions shall not be made to the Plan.

2.   Plan Section 4.2(a)(3) shall be amended to read:

     Plus, effective January 1, 1988, for Incentive Participants only, an Incentive Contribution in an amount determined under the Incentive Bonus Plan of FFE Transportation Services, Inc., as effective for the Plan Year in question. Incentive Contributions shall be made by FFE Transportation Services, Inc. Notwithstanding anything to the contrary in this Section 4.2(a), Incentive Contributions shall only be made annually. Effective January 1, 1995, Incentive Contributions shall not be made to the Plan.

3.   Plan Section 11.1(a) shall be amended to read:

     Section 11.1.  Participant Election.

          (a) (i) Subject to the provisions of this Article 11, upon the Retirement or Disability of a Participant, or the death of a Participant or former Participant, distribution of amounts to which a Participant, former Participant or Beneficiary became entitled pursuant to Section 6.1 of the Plan shall commence as soon as administratively practicable following the event which caused entitlement to a distribution, and shall be completed as soon as administratively practicable following the end of the Plan Year in which the Participant or Former Participant Retired, became Disabled or died.

               (ii) Subject to the provisions of this Article 11, distribution of amounts to which a Participant becomes entitled pursuant to Sections 6.2 and 6.3(c) of the Plan shall be completed as soon as administratively practicable following the end of the Plan Year in which the event occurred which caused entitlement to a distribution.

               (iii) The Committee shall direct by written notice as provided in Article 9 that distributions shall be made in a lump sum distribution in Company Stock (and cash in lieu of fractional shares) from any account balances invested in the Company Stock Fund and in cash from any account balances invested in the other investment fund(s).

4.   Plan Section 11.1(b) shall be amended to read:

          (b) An amount to which a Participant, Former Participant or Beneficiary is entitled pursuant to Section 6.4(b) shall be paid in cash to such Participant, Former Participant or Beneficiary as soon as administratively practicable after the determination of such amount or, if later, the date a payment is made to such Participant, Former Participant or Beneficiary under Section 11.1(a).

     IN WITNESS WHEREOF, FROZEN FOOD EXPRESS INDUSTRIES, INC. has caused this First Amendment to be executed by its duly appointed officers on this 24th day of October, 1996.

                              FROZEN FOOD EXPRESS INDUSTRIES, INC.


                              By: /s/ S. M. Stubbs, Jr.
                                  ---------------------
                                  President

ATTEST:

/s/ Leonard W. Bartholomew
--------------------------
Secretary

                              SECOND AMENDMENT TO
                         SAVINGS PLAN FOR EMPLOYEES OF
                     FROZEN FOOD EXPRESS INDUSTRIES, INC.

     This Amendment is adopted this 24th of October, 1996, and effective as provided herein by Frozen Food Express Industries, Inc., a Texas Business Corporation, having its principal office in Dallas, Texas (hereinafter referred to as "Employer").

                               R E C I T A L S:

     A. WHEREAS, the Employer has previously established the Savings Plan ("Plan") for the benefit of those employees who qualify thereunder and for their beneficiaries; and

     B. WHEREAS, the Employer desires to amend the Plan to eliminate internal inconsistencies; clarify the distributions of accounts of $3,500 or less; and liberalize the provisions regarding semi- annual transfers out of the Company Stock Fund.

     NOW, THEREFORE, pursuant to Plan Section 13.1, the following amendment is hereby made and shall be effective as herein provided:

1. The second paragraph of Plan Section 4.8(d)(i) captioned ``Allocable Income'' shall be amended effective October 1, 1987, to be and read:

     ALLOCABLE INCOME. To determine the amount of the corrective distribution required under this Section, the Administrator must calculate the allocable income for the Plan Year in which the Excess Aggregate Contributions arose. The income allocable to Excess Aggregate Contributions is equal to the sum of the allocable gain or loss for the Plan Year.

     (A) METHOD OF ALLOCATING INCOME. The Administrator may use any reasonable method for computing the income allocable to Excess Aggregate Contributions, provided that the method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

     (B) ALTERNATIVE METHOD OF ALLOCATING INCOME. A Plan may allocate income to Excess Aggregate Contributions by multiplying the income for the Plan Year allocable to Employee Contributions, Matching Contributions, and amounts treated as Matching Contributions by a fraction. The numerator of the fraction is the Excess Aggregate Contributions for the Employee for the Plan Year. The denominator of the fraction is equal to the sum of:

               (I) The total account balance of the Employee attributable to Employee and Matching Contributions, and amounts treated as Matching Contributions as of the beginning of the Plan Year; plus

               (II) The Employee and Matching Contributions, and amounts treated as Matching Contributions for the Plan Year.

2. Plan Section 4.8(d)(iv)(B) shall be amended effective October 1, 1987, to be and read:

          (B) Allocated, after all other Forfeitures under the Plan, to the Employer Matching Contribution Account of each Nonhighly Compensated Participant in the ratio which each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year.

3. Plan Section 5.6(c)(v) shall be amended effective October 1, 1987, to be and read:

          (v)  Notwithstanding the first sentence and the foregoing paragraphs
          (i), (ii), (iii), and (iv), the Committee may distribute Elective Deferrals (within the meaning of Code Section 402(g)(3)) or return voluntary or mandatory Employee Contributions, to the extent the distribution or return would reduce the excess amounts in the Participant's account.

4. Plan Section 7.2(f) shall be amended effective July 1, 1996, to be and read:

     (f) A Participant may transfer any part or all of the funds or stock credited to his Savings Account, Rollover Accounts and W & B Plan Rollover Account between the Company Stock Fund and any other investment fund chosen by the Committee pursuant to Section 7.2(a), effective the next following January 1 or July 1, by filing a written application therefor with the Committee at least 30 days prior to the effective date of such transfer, on such forms and within such time limits as the Committee may prescribe; provided, however, that a Participant who has not yet attained age sixty-two (62) may not direct that shares of Company Stock credited to his Savings Account be sold unless his Vested Percentage is equal to or greater than 60%, and the maximum number of shares of Company Stock that he may direct be sold shall not exceed twenty per cent (20%) of the shares of Company Stock credited to his Savings Account at the effective date of such transfer.

     Any transfer of funds within an Account from the Company Stock Fund to any other investment fund chosen by the Committee pursuant to Section 7.2(a), will require that the Company Stock allocated to such Account be sold for its then market value and the sales proceeds transferred to the other investment fund (which will remain allocated to that same Account). Any transfer of funds within an Account from another investment fund to the Company Stock Fund will require that the transferred funds be used to purchase Company Stock (such stock to be allocated to the same Account from which the fund transfer was made).

5. Plan Section 11.1(d) shall be amended effective January 1, 1995, to be and read:

          (d) Notwithstanding anything to the contrary herein contained, a Participant's benefits will in all events be paid in a lump sum as soon as practicable following the end of the Plan Year in which such Participant terminates employment if the total value of his vested interest in his Accounts is less than or equals $3,500.

     IN WITNESS WHEREOF, FROZEN FOOD EXPRESS INDUSTRIES, INC. has caused this Second Amendment to be executed by its duly appointed officers on this 24th day of October, 1996.

                              FROZEN FOOD EXPRESS INDUSTRIES, INC.


                              By: /s/ S. M. Stubbs, Jr.
                                  -------------------------
                                  President

ATTEST:


Leonard W. Bartholomew
----------------------
Secretary

                              THIRD AMENDMENT TO
                         SAVINGS PLAN FOR EMPLOYEES OF
                     FROZEN FOOD EXPRESS INDUSTRIES, INC.

     This Amendment is adopted this 24th day of October, 1996, and effective October 1, 1987, by Frozen Food Express Industries, Inc., a Texas Business Corporation, having its principal office in Dallas, Texas (hereinafter referred to as "Employer").

                               R E C I T A L S:

     A. WHEREAS, the Employer has previously established the Savings Plan for Employees of Frozen Food Express Industries, Inc. ("Plan") for the benefit of those employees who qualify thereunder and for their beneficiaries; and

     B. WHEREAS, the Employer desires to amend the Plan as required by the Internal Revenue Service to ensure continued qualification of the Plan;

     NOW, THEREFORE, pursuant to Section 13.1 of the Plan, the following amendment is hereby made and shall be effective October 1, 1987 or as otherwise specifically stated herein:

1.   Section 2.9(c) of the Plan is amended as underlined to read:

     (c) Notwithstanding the foregoing, Annual Compensation taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $200,000, or such larger amount the Secretary of the Treasury may prescribe for the relevant year. (However, for Plan Years beginning prior to January 1, 1989, the $200,000 limit shall apply only for Top Heavy Plan Years and shall not be adjusted.) The $200,000 limit shall be adjusted by the Secretary at the same time and in the same manner as under Code
Section 415(d) except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year. If the period for determining compensation used in calculating an Employee's allocation for a determination period is a short Plan Year the Annual Compensation limit is an amount equal to the otherwise applicable Annual Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short Plan Year and the denominator of which is twelve
(12). If Compensation for any prior determination period is taken into account in determining an Employee's allocations or benefits for the current determination period, the Compensation for such prior year is subject to the applicable Annual Compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable Annual Compensation limit is $200,000. The $200,000 (or adjusted) Annual Compensation limit applies to the combined Annual Compensation of the Family Unit of an Employee who is either a five percent owner or is both a Highly Compensated Employee and one of the ten most highly compensated employees. The Family Unit consists of the Employee who is a five percent owner or is both a Highly Compensated Employee and one of the ten most highly compensated employees and
(i) the Employee's spouse, or (ii) any lineal descendant of the Employee who has not attained age 19 before the close of the year. If, for a Plan Year, the combined Annual Compensation of the Employee and the members of the Family Unit who are Participants entitled to an allocation for that Plan Year exceeds the $200,000 (or adjusted) limit, Annual Compensation for each such Participant, for purposes of the contribution and allocation provisions of Articles 3 and 5, means his or her Adjusted Compensation. Adjusted Compensation is the amount which bears the same ratio to the $200,000 (or adjusted) limit as the affected Participant's Annual Compensation without regard to the $200,000 (or adjusted) limit bears to the combined Annual Compensation of all the affected Participants in the family unit. If the Plan uses permitted disparity, the Committee must determine the integration level of each affected Family Member Participant prior to prorating the $200,000 (or adjusted) limit, but the combined integration level of the affected Participants may not exceed the $200,000 (or adjusted) limit. The combined Excess Compensation of the affected Participants in the family unit may not exceed the $200,000 (or adjusted) limit minus the affected Participants' combined integration level, as determined under the preceding sentence. If the combined Excess Compensation exceeds this limit, the Committee will prorate the Excess Compensation limit among the affected Participants in the family unit in proportion to each individual's Adjusted Compensation minus his or her integration level.

2.   Section 4.5(c)(3) of the Plan is amended as underlined to read:

     (3) "Eligible Participant" shall mean any Employee who is eligible to make an Employee Contribution, or a Savings Contribution, if the Employer takes the contributions into account in calculating the Contribution Percentage, or to receive a Matching Contribution, including Forfeitures, or a Qualified Matching Contribution, or who is directly or indirectly eligible to receive an allocation of Matching Contributions or to make Employee Contributions under the Plan for all or a portion of a Plan Year; including an Employee who would be a Plan Participant but for the failure to make required contributions; an Employee whose right to make Employee Contributions or to receive Matching Contributions has been suspended because of an election (other than certain one time elections) not to participate, a distribution, or a loan; and any Employee who cannot make an Employee Contribution or receive a Matching Contribution because of the Code Section 415 limits on annual additions. In the case of an Eligible Participant who makes no Employee Contributions and who receives no Matching Contributions, the contribution ratio included in determining the Average Contribution Percentage is zero.

3.   Section 4.6 of the Plan is amended as underlined to read:

     (a) Excess Matching Employer Contributions and all income allocable thereto shall be forfeited no later than March 15 of the Plan Year immediately following the Plan Year for which such Excess Matching Employer Contributions were made.

     (b) For purposes of this Section 4.6, "Excess Matching Employer Contributions" shall mean (i) Matching Employer Contributions that are not vested and exceed the limits of Section 4.5, and (ii) Matching Employer Contributions that were made on account of Excess Savings Contributions, as defined in Section 4.4(b).

     (c) The income allocable to such Excess Matching Employer Contributions shall be determined by multiplying the total Trust income allocable to the Participant's Employer Contribution Account for the Plan Year by a fraction, the numerator of which is the Excess Matching Employer Contributions made on behalf of the Participant for the Plan Year and the denominator of which is the Participant's total account balance in his Employer Contribution Account on the last day of such Plan Year.

     (d) The Excess Matching Employer Contributions shall be determined by reducing contributions on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages.

     (e)  Amounts forfeited by Highly Compensated Employees under this Section
4.6 shall be (i) treated as annual additions under Section 5.6 and (ii) allocated as provided in Section 5.5.

4.   Section 4.7(b) of the Plan is amended as underlined to read:

     (b) DEFINITIONS. For the purposes of this Section, the following definitions shall apply:

          (i) ACTUAL DEFERRAL PERCENTAGE means the ratio, expressed as a percentage, of (A) the amount of Savings Contributions actually paid to the Trust Fund on behalf of the Eligible Participant for the Plan Year to (B) the Eligible Participant's Compensation for the Plan Year, whether or not the Employee was a Participant for the entire Plan Year. Employer Contributions on behalf of any Participant shall include: (A) any Savings Contributions made pursuant to the Eligible Participant's Elective Deferrals, (including Excess Elective Deferrals of Highly Compensated Employees), but excluding (1) Excess Elective Deferrals of Nonhighly Compensated Employees that arise solely from Elective Deferrals made under the plan or plans of this Employer, and (2) Savings Contributions that are taken into account in the Contribution Percentage Test (provided the Actual Deferral Percentage Test is satisfied both with and without exclusion of these Employer Elective Contributions); and (B) at the election of the Employer, Qualified Non-Elective Contributions and Qualified Matching Contributions. A Savings Contribution will be taken into account under the Actual Deferral Percentage Test for a Plan Year only if it relates to compensation that either would have been received by the Employee in the Plan Year, but for the deferral election, or is attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within two and one-half (2 1/2) months after the close of the Plan Year, but for the deferral election. To compute Actual Deferral Percentages, an Employee who would otherwise be an Eligible Participant but for the failure to make Savings Contributions, shall be deemed to have a deferral ratio of zero.

          (ii) AVERAGE ACTUAL DEFERRAL PERCENTAGE means the average, expressed as a percentage, of the Actual Deferral Percentages of the Eligible Participants in a group.

          (iii) ELIGIBLE PARTICIPANT means any Employee of the Employer who is directly or indirectly eligible under the Plan to have Savings Contributions (or Qualified Non- Elective Contributions or Qualified Matching Contributions, or both, if treated as Employer Elective Contributions for the Actual Deferral Percentage Test) allocated to his or her Salary Deferral Account for all or any portion of the Plan Year. Eligible Participant includes an Employee whose eligibility to make Savings Contributions has been suspended because of an election (other than certain one- time elections) not to participate, a distribution, or a loan; and an Employee who cannot defer because of Code Section 415 limitations.

          (iv) QUALIFIED NON-ELECTIVE CONTRIBUTIONS means Employer Contributions, other than Savings Contributions and Matching Contributions, allocated to Participants' accounts which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in Section 4.1(f). Non-Elective Contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of Years of Service taken into account under a vesting schedule. Any Non-Elective Contributions allocated to a Participant's Salary Deferral Account under the Plan automatically satisfy the definition of Qualified Non-Elective Contributions.

          (v)   QUALIFIED MATCHING CONTRIBUTIONS means Employer
                Matching Contributions allocated to Participants' accounts which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in Section 4.1(f). Matching Contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of Years of Service taken into account under a vesting schedule. Any Matching Contributions allocated to a Participant's Employer Salary Deferral Account under the Plan automatically satisfy the definition of Qualified Matching Contributions.

5.   Section 4.7(d)(i) of the Plan is amended as underlined to read:

     (d)  FAIL-SAFE PROVISIONS

          If the initial allocations of the Savings Contributions do not satisfy one of the tests set forth in paragraph (a) of this Section, the Administrator shall adjust the accounts of the Participants pursuant to one (1) or more of the following options:

          (i)  DISTRIBUTION OF EXCESS CONTRIBUTIONS.  If the
               Committee determines that the initial allocations of the Employer Elective Contributions do not satisfy one of the Actual Deferral Percentage Tests set forth in paragraph (a) of this Section, the Administrator must distribute the Excess Contributions, as adjusted for allocable income, during the next Plan Year. However, the Employer will incur an excise tax equal to 10% of the amount of Excess Contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first 2 1/2 months of that next Plan Year. The Excess Contributions are the amount of Employer Elective Contributions made at the election of the Highly Compensated Employees which causes the Plan to fail to satisfy the Actual Deferral Percentage Test. The Administrator will distribute to each Highly Compensated Employee his or her respective share of the Excess Contributions by starting with the Highly Compensated Employee(s) who has the greatest Actual Deferral Percentage, reducing his or her Actual Deferral Percentage to the next highest Actual Deferral Percentage, then, if necessary, reducing the Actual Deferral Percentage of the Highly Compensated Employee(s) at the next highest Actual Deferral Percentage level (including the Actual Deferral Percentage of the Highly Compensated Employee(s) whose Actual Deferral Percentage the Administrator already has reduced), and continuing in this manner until the average Actual Deferral Percentage for the Highly Compensated Group satisfies the Actual Deferral Percentage Test. Excess Contributions of Participants who are subject to the Family Member aggregation rules shall be allocated among the Family Members in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each Family Member that is combined to determine the combined Actual Deferral Percentage. The amount of Excess Contributions to be distributed to an Employee for a Plan Year shall be reduced by any Excess Deferrals previously distributed to the Employee for the Employee's taxable year ending with or within the Plan Year.

               ALLOCABLE INCOME. To determine the amount of the corrective distribution required under this Section, the Administrator must calculate the allocable income for the Plan Year in which the Excess Aggregate Contributions arose. The income allocable to Excess Aggregate Contributions is equal to the sum of the allocable gain or loss for the Plan Year.

               (A) METHOD OF ALLOCATING INCOME. The Administrator may use any reasonable method for computing the income allocable to Excess Aggregate Contributions, provided that the method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

               (B) ALTERNATIVE METHOD OF ALLOCATING INCOME. A Plan may allocate income to Excess Aggregate Contributions by multiplying the income for the Plan Year allocable to Employee Contributions, Matching Contributions, and amounts treated as Matching Contributions by a fraction. The numerator of the fraction is the Excess Aggregate Contributions for the Employee for the Plan Year. The denominator of the fraction is equal to the sum of:

                    (I)  The total account balance of the
                         Employee attributable to Employee and Matching Contributions, and amounts treated as Matching Contributions as of the beginning of the Plan Year; plus

                    (II) The Employee and Matching
                         Contributions, and amounts treated as Matching Contributions for the Plan Year.

               Effective for Plan Years commencing on and after January 1, 1996, if a Matching Contribution that relates to a contribution treated as an excess contribution cannot be distributed as an excess aggregate contribution so that a discriminatory rate of match cannot be corrected by distribution, such Matching Contribution shall be forfeited as permitted under Code Sections 411(a)(3)(G) and 401(k)(8)(E), unless the Employer desires to correct the discriminatory rate of match by making additional allocations to the accounts of nonhighly compensated employees under Treasury Regulations Section 1.401(a)(4)-11(g)(3)(vii)(B).

6.   Section 4.8(b)(iv) of the Plan is amended as underlined to read:

     (iv) Contribution Percentage Amounts means the sum of the Employee Contributions, Matching Contributions and Qualified Matching Contributions, to the extent not taken into account for purposes of the Actual Deferral Percentage Test, made under the Plan on behalf of an Eligible Participant for the Plan Year. Contribution Percentage Amounts shall include Forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant's Account which shall be taken into account in the year in which the Forfeiture is allocated. Notwithstanding the foregoing, Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions. The Employer may include Qualified Non-Elective Contributions in the Contribution Percentage Amounts. The Employer also may elect to use Employer Elective Contributions in the Contribution Percentage Amount if the Actual Deferral Percentage Test is met before the Employer Elective Contributions are used in the Average Contribution Percentage Test and continues to be met following the exclusion of those Employer Elective Contributions that are used to meet the Average Contribution Percentage Test. In the case of an Eligible Participant who makes no Employee Contributions and receives no Matching Contributions, the Contribution Percentage Amount shall be zero.

7.   Section 6.2(d) of the Plan is amended as underlined to read:

     (d) If, in any subsequent Plan Year, the Plan ceases to be a Top-Heavy Plan, the vesting schedule in paragraph (c) shall continue to apply unless the Employer elects, in writing, to revert to the vesting schedule set forth in paragraph (b). Any reversion shall be treated as a Plan amendment and shall be subject to the restrictions of Section 13.1 and this paragraph. No such amendment shall be effective unless, in the event it changes the Plan's applicable vesting schedule (determined in accordance with regulations under Section 411 of the Code), each Participant's nonforfeitable percentage of his accounts (determined as of the later of the date such amendment is adopted or becomes effective) is not less than such percentage computed under Section 6.2 without regard to such amendment and unless, in such event, each Participant having not less than 5 Years of Service for Plan Years beginning before January 1, 1989 and 3 Years of Service for Plan Years beginning on and after January 1, 1989, is permitted to elect (pursuant to regulations under Section 411 of the Code) to have his nonforfeitable percentage computed under the Plan without regard to such amendment.

8.   Section 6.3(c) of the Plan is amended as underlined to read:

     (c) FORFEITURES. If, at the time a Participant becomes Separated from Service, he is not entitled to a distribution of the entire balance in his Employer Contribution Account, he shall not be eligible to receive a distribution of the vested portion from such Account until the end of the Plan Year in which he incurs his first Break-in-Service. As of the end of the Year in which the Participant has Separated from Service, his Employer Contribution Account shall be divided into two portions, one representing the vested portion, and the other representing the forfeiture portion, of such Account. Such Employer Contribution Account shall continue to receive income allocations pursuant to Section 5.2 until distributed in full. If the Participant returns to the employ of an Employer before incurring his first Break-in-Service, the vested and forfeiture portions of his Employer Contribution Account, plus income allocations, shall, upon his return, become the beginning balance in his new Employer Contribution Account. If the Participant does not return to the employ of an Employer before incurring his first Break-in-Service, his previous Employer Contribution Account shall be closed, with the result that the vested portion of his Employer Contribution Account, plus income allocations, shall be distributed pursuant to Article 11 hereof and the forfeiture portion of his Employer Contribution Account, shall become available for allocation to the Employer Contribution Accounts of other eligible Participants on the earlier of the date on which the Participant incurs five (5) consecutive Breaks-in-Service or the date on which the Participant receives a Cashout Distribution (the Forfeiture Event). A Cashout Distribution means a lump sum distribution pursuant to Section 11.1, made on termination of the Employee's participation in the Plan. The amount forfeited under this Section shall remain in the Trust Fund and shall become available for allocation to the Employer Contribution Accounts of other eligible Participants as of the end of the Year in which the Forfeiture Event occurs.

     Effective January 1, 1995, a Participant's forfeiture, if any, of the nonvested portion of his Employer Contribution Account occurs under the Plan on the earlier of:

     (1) the last day of the vesting computation period in which the Participant first incurs a Forfeiture Break in Service; or

     (2)  the date the Participant receives a cash-out distribution.

     A Participant incurs a Forfeiture Break in Service when he incurs five consecutive Breaks-in-Service. A cash-out distribution is a distribution of the entire present value of the Participant's Nonforfeitable Account.

     The Committee determines the percentage of a Participant's forfeiture, if any, under this Section 6.3(c) solely by reference to the vesting schedule of
Section 6.2. A Participant does not forfeit any portion of his Employer Contribution Account for any other reason or cause except as expressly provided by this Section 6.3(c) or as provided under Sections 5.6 or 11.11.

     Subject to any restoration allocation required under Section 6.3(d), the Committee will allocate Participant forfeitures to the Employer Contribution Accounts of other eligible Participants in accordance with Section 5.5 as of the end of the Plan Year in which the forfeitures occur.

9.   Section 13.4(b) of the Plan is amended as underlined to read:

     (b) However, notwithstanding anything to the contrary above, a Participant's Accounts shall not be distributed before the first to occur of the following events:

          (1)  Retirement;

          (2)  death;

          (3)  Disability;

          (4)  Separation from Service;

          (5)  attainment of age 59-1/2;

          (6) with respect to a Participant's Savings Account only, incurring of a hardship (as defined in Section 10.2);

          (7) the termination of the Plan, provided that neither the Employer nor an Affiliated Employer maintains a successor plan;

          (8)  the sale, to an entity that is not an Affiliated
               Employer, of substantially all of the assets used by the Employer in the trade or business in which the Participant is employed; or

          (9)  the sale, to an entity that is not an Affiliated
               Employer, of an incorporated Affiliated Employer's interest in a subsidiary in which the Participant is employed.

For purposes of this Section 13.4(b), the term "Affiliated Employer" shall mean the Employers and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes an Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with an Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes an Employer; and any other entity required to be aggregated with an Employer pursuant to regulations under Section 414(o) of the Code.

10.  Section 14.6 of the Plan is amended in its entirety to read:

     Section 14.6. Contributions Contingent Upon Approval. Any contribution to the Trust Fund associated with this Plan is conditioned on initial qualification of the Plan under Code Section 401(a) and of the exemption of the Trust created under the Plan under Code Section 501(a). If the Commissioner of the Internal Revenue Service, upon the Employer's request for initial approval of this Plan and Trust, determines that the Plan is not qualified or the Trust is not exempt, then the Trustee may return to each Employer, within one (1) year after the date of final disposition of the request for initial approval, any contribution made by the Employers, and any increment attributable to the contribution. The Plan and Trust shall then terminate and all rights of Participants, Former Participants and Beneficiaries with respect to such Employers' contributions shall cease.

11.  Article Fourteen of the Plan is amended by adding Section 14.14 to read:

     Section 14.14. MISTAKE OF FACT. Notwithstanding any contrary provision in this Agreement, if a contribution is made by an Employer by a mistake of fact, the contribution may be returned to the Employer within one (1) year after the payment of the contribution. The amount of the mistaken contribution is equal to the excess of (a) the amount contributed over (b) the amount that would have been contributed had there not occurred a mistake of fact. Earnings attributable to mistaken contributions may not be returned to the Employer, but losses attributable thereto shall reduce the amount to be returned.

12.  Article Fourteen of the Plan is amended by adding Section 14.15 to read:

     Section 14.15. DISALLOWANCE OF DEDUCTION. Notwithstanding any contrary provision in this Agreement, any contributions by an Employer to the Plan and Trust are conditioned on the deductibility of the contribution by the Employer under the Code. To the extent any deduction is disallowed, the Employer, within one (1) year following a final determination of the disallowance, whether by agreement with the Internal Revenue Service or by final decision in a court of competent jurisdiction, may demand repayment of the disallowed contribution, and the Trustee shall return the contribution within one (1) year following the disallowance. Earnings attributable to excess contributions may not be returned to the Employer, but losses attributable thereto shall reduce the amount to be returned.

13.  Section 15.4 of the Plan is amended as underlined to read:

     Section 15.4. AMENDMENTS. If the Plan is determined to be top-heavy, the vesting schedule in Section 6.2(c) shall continue to apply notwithstanding a determination in a later Plan Year that the Plan is no longer top-heavy unless the Company shall amend the Plan to provide otherwise. No such amendment shall be effective unless, in the event it changes the Plan's applicable vesting schedule (determined in accordance with regulations under Section 411 of the Code), each Participant's nonforfeitable percentage of his accounts (determined as of the later of the date such amendment is adopted or becomes effective) is not less than such percentage computed under Section 6.2(c) without regard to such amendment and unless, in such event, each Participant having not less than 5 Years of Service for Plan Years beginning before January 1, 1989 and 3 Years of Service for Plan Years beginning on and after January 1, 1989 is permitted to elect (pursuant to regulations under Section 411 of the Code) to have his nonforfeitable percentage computed under the Plan without regard to such amendment.

     IN WITNESS WHEREOF, FROZEN FOOD EXPRESS INDUSTRIES, INC. has caused this Third Amendment to be executed by its duly appointed officers on this 24th day of October, 1996.

                              FROZEN FOOD EXPRESS INDUSTRIES, INC.

                              By: /s/ S. M. Stubbs, Jr.
                                  ---------------------
                                  President

ATTEST:


/s/ Leonard W. Bartholomew
--------------------------
Secretary

                              FOURTH AMENDMENT TO
                         SAVINGS PLAN FOR EMPLOYEES OF
                     FROZEN FOOD EXPRESS INDUSTRIES, INC.

     This Amendment is adopted this 24th day of October, 1996, and effective January 1, 1996, by Frozen Food Express Industries, Inc., a Delaware Corporation, having its principal office in Dallas, Texas (hereinafter referred to as "Plan Sponsor").

                               R E C I T A L S:

     A. WHEREAS, the Plan Sponsor has previously established the Savings Plan for Employees of Frozen Food Express Industries, Inc. ("Plan") for the benefit of those employees who qualify thereunder and for their beneficiaries; and

     B. WHEREAS, the Plan Sponsor desires to clarify the amendment procedure of Plan Section 13.1 and to facilitate the amendment process by clarifying that no written action is required by a participating employer to amend the Plan;

     NOW, THEREFORE, pursuant to Section 13.1 of the Plan, the following amendment is hereby made and shall be effective January 1, 1996:

1. Section 13.1 of the Plan is amended by adding the following provision to read:

     Whenever participating employers have elected to adopt this Plan, amendment of this Plan by the Plan Sponsor shall be effective upon the written action of the Plan Sponsor. Each Participating Employer shall be deemed to have authorized irrevocably the Plan Sponsor or any person(s) duly authorized by resolution of the Board of Directors of the Plan Sponsor, to amend or modify this Plan in any manner it deems necessary or desirable, retroactively or prospectively, subject to the provisions of this Article.

     IN WITNESS WHEREOF, FROZEN FOOD EXPRESS INDUSTRIES, INC. has caused this Fourth Amendment to be executed by its duly appointed officers on this 24th day of October, 1996.

                              FROZEN FOOD EXPRESS INDUSTRIES, INC.


                              By: /s/ S. M. Stubbs, Jr.
                                  ---------------------
                                 President

ATTEST:


/s/ Leonard W. Bartholomew
--------------------------
Secretary

                              FIFTH AMENDMENT TO
                         SAVINGS PLAN FOR EMPLOYEES OF
                     FROZEN FOOD EXPRESS INDUSTRIES, INC.

     This Amendment is adopted this 31st day of December, 1996, and effective January 1, 1997, by Frozen Food Express Industries, Inc., a Delaware Corporation, having its principal office in Dallas, Texas (hereinafter referred to as "Plan Sponsor").

                               R E C I T A L S:

     A. WHEREAS, the Plan Sponsor has previously established the Savings Plan for Employees of Frozen Food Express Industries, Inc. ("Savings Plan") for the benefit of those employees who qualify thereunder and for their beneficiaries; and

     B. WHEREAS, FFE Transportation Services, Inc. has adopted the FFE Transportation Services, Inc. 401(k) Wrap Plan ("Wrap Plan"), intended to be an unfunded deferred compensation plan for select management and highly compensated employees of Participating Employers covered under the Savings Plan to accumulate deferred compensation which cannot be accumulated under the Savings Plan because of the limitations of Sections 402(g), 415, 401(a)(17), 401(k)(3) and 401(m)(2) of the Internal Revenue Code of 1986, as amended; and

     C. WHEREAS, the Plan Sponsor desires to amend the Savings Plan to prohibit Savings Contributions through payroll deductions by Highly Compensated Employees of Participating Employers covered under the Savings Plan, and in lieu thereof, to accommodate the transfer of amounts from the Wrap Plan to the Savings Plan.

     NOW, THEREFORE, pursuant to Section 13.1 of the Plan, the following amendments are hereby made and shall be effective January 1, 1997:

1.   Section 4.1(e) of the Plan is amended as underlined to read:

     (e) Savings Contributions elected by Participants who are Highly Compensated Employees may be prospectively limited by the Committee without the Participant's consent if necessary to meet the limits of Section 4.1(d). Effective January 1, 1997, any Participant who is a Highly Compensated Employee may not elect to have Savings Contributions made on his behalf by payroll deductions under this Plan during any Plan Year. In lieu of Savings Contributions effected by payroll deductions on behalf of any Highly Compensated Employee who is a Participant under the Plan during any Plan Year, as soon as administratively feasible after the end of a Plan Year, but in no event later than 2 1/2 months following the end of that Plan Year, the Committee shall permit the transfer to the Plan of all the Nonqualified Savings Contributions credited to the Nonqualified Savings Account of each Highly Compensated Employee who is a Participant for that Plan Year under the FFE Transportation Services, Inc. 401(k) Wrap Plan, but in no event shall an amount be transferred that would cause this Plan to exceed the limitations of Code
Section 401(k)(3) set forth in Plan Section 4.7 for such Plan Year.

2.   Section 4.2(a) of the Plan is amended by adding subsection (4) to read:

     (4) Effective January 1, 1997, any Participant who is a Highly Compensated Employee may not elect to have Savings Contributions made on his behalf by payroll deductions under this Plan during any Plan Year. Notwithstanding the foregoing provisions of Plan Section 4.2(a), effective January 1, 1997, in lieu of Employer Contributions specified therein with respect to Savings Contributions on behalf of Participants who are Highly Compensated Employees, as soon as administratively feasible after the end of a Plan Year, but in no event later than 2 1/2 months following the end of that Plan Year, the Committee shall permit the transfer to this Plan of all the Nonqualified Employer Contributions credited to the Nonqualified Employer Contribution Account of each Highly Compensated Employee who is a Participant for that Plan Year under the FFE Transportation Services, Inc. 401(k) Wrap Plan, but in no event shall such an amount be transferred that would cause this Plan to exceed the limitations of Code Section 401(m)(2) set forth in Plan
Section 4.8 for such Plan Year.

     IN WITNESS WHEREOF, FROZEN FOOD EXPRESS INDUSTRIES, INC. has caused this Fifth Amendment to be executed by its duly appointed officer on this 31st day of December, 1996.

                              FROZEN FOOD EXPRESS INDUSTRIES, INC.


                              By: /s/ S. M. Stubbs, Jr.
                                  ---------------------
                                  President

ATTEST:


Leonard W. Bartholomew
----------------------
Secretary

                              SIXTH AMENDMENT TO
                         SAVINGS PLAN FOR EMPLOYEES OF
                     FROZEN FOOD EXPRESS INDUSTRIES, INC.

     This Amendment is adopted this 31st day of December, 1996, and effective as herein provided, by Frozen Food Express Industries, Inc., a Delaware Corporation, having its principal office in Dallas, Texas (hereinafter referred to as "Plan Sponsor").

                               R E C I T A L S:

     A. WHEREAS, the Plan Sponsor has previously established the Savings Plan for Employees of Frozen Food Express Industries, Inc. ("Plan") for the benefit of those employees who qualify thereunder and for their beneficiaries; and

     B. WHEREAS, pursuant to the action of the Board of Directors on November 13, 1996 authorizing a Special Employer Contribution for the Plan Year ended December 31, 1996, the Plan Sponsor desires to amend the Plan effective January 1, 1996, to provide for a discretionary Special Employer Contribution for eligible Nonhighly Compensated Employees, subject to the vesting schedule;

     C. WHEREAS, the Plan Sponsor desires to further amend the Plan effective January 1, 1997, to clarify that Highly Compensated Employees who are Participants in the Plan but who are not eligible to participate in the FFE Transportation Services, Inc. 401(k) Wrap Plan may elect to have Savings Contributions made on their behalf by payroll deductions under the Plan;

     NOW, THEREFORE, pursuant to Section 13.1 of the Plan, the following amendment is hereby made and shall be effective as hereinafter provided. Additions are underlined.

1.   Section 2.1 of the Plan is amended effective January 1, 1996 to read:

     Section 2.1. Accounts means the value of all of the accounts maintained by the Committee for a particular Participant, including his Employer Contribution Account, Rollover Account, and Savings Account; effective January 1, 1988, Incentive Account and effective January 1, 1996, Special Employer Contribution Account.

2.   Section 2.19 of the Plan is amended effective January 1, 1996 to read:

     Section 2.19. Employer Contribution Account means the account or record maintained or caused to be maintained by the Trustee showing the composition and value of the individual interest of a particular Participant, Former Participant or Beneficiary in the Trust Assets attributable to Matching Employer Contributions made pursuant to Section 4.2(a).

3.   Section 2.20 of the Plan is amended effective January 1, 1996 to read:

     Section 2.20. Employer Contributions means the contributions made by the Employers pursuant to Section 4.2(a); effective January 1, 1988, the Matching Employer Contributions and the Incentive Contributions made by the Employers pursuant to Section 4.2(a); and effective January 1, 1996, the Matching Employer Contributions and the Special Employer Contributions made by the Employers pursuant to Section 4.2.

4.   Section 2.64 of the Plan is amended effective January 1, 1996 to read:

     Section 2.64. Vested Percentage means that percentage of a Participant's Employer Contribution Account and, effective January 1, 1996, Special Employer Contribution Account in which the Participant's rights are nonforfeitable and fully vested, which percentage is determined by reference to the vesting schedule set forth in Section 6.2.

5.   Article 2 of the Plan is amended effective January 1, 1996 by adding
     Section 2.66 to read:

     Section 2.66. Matching Employer Contributions means the contributions made by the Employers pursuant to Section 4.2(a).

6.   Article 2 of the Plan is amended effective January 1, 1996 by adding
     Section 2.67 to read:

     Section 2.67. Special Employer Contributions means the contributions made by the Employers pursuant to Section 4.2(c).

7.   Article 2 of the Plan is amended effective January 1, 1996 by adding
     Section 2.68 to read:

     Section 2.68. Special Employer Contribution Account means the account or record maintained or caused to be maintained by the Trustee showing the composition and value of the individual interest of a particular Participant, Former Participant or Beneficiary in the Trust Assets attributable to Special Employer Contributions made pursuant to Section 4.2(c).

8.   Section 3.3(b) of the Plan is amended effective January 1, 1996 to read:

     (b) In the case of an Authorized Leave of Absence under Subsection 2.3, the Participant's interest in his Employer Contribution Account and, effective January 1, 1996, his Special Employer Contribution Account shall continue to vest, as provided in Article 6, until he is Separated from Service. In the case of any other Authorized Leave of Absence or any other leave of absence approved by his Employer, his interest in his Employer Contribution Account and, effective January 1, 1996, his Special Employer Contribution Account shall continue to vest, as provided in Article 6, but only if he resumes employment with an Employer not later than the first working day following the expiration of the period of such leave. If such employment is not so resumed, the date he is Separated from Service for purposes of such vesting shall be deemed to be the last day of employment prior to the commencement of such authorized or approved absence and such Participant or Former Participant shall not receive credit for any Hours of Service under Section 2.27(a)(2) after such last day; and

9.   Section 4.1(e) of the Plan is amended effective January 1, 1997 to read:

     (e) Savings Contributions elected by Participants who are Highly Compensated Employees may be prospectively limited by the Committee without the Participant's consent if necessary to meet the limits of Section 4.1(d). Effective January 1, 1997, any Participant in this Plan who is both a Highly Compensated Employee and a Participant for the Plan Year in the FFE Transportation Services, Inc. 401(k) Wrap Plan ("Highly Compensated Wrap Plan Participant") may not elect to have Savings Contributions made on his behalf by payroll deductions under this Plan during such Plan Year. In lieu of Savings Contributions effected by payroll deductions on behalf of any Highly Compensated Wrap Plan Participant, as soon as administratively feasible after the end of a Plan Year, but in no event later than 2 1/2 months following the end of that Plan Year, the Committee shall permit the transfer to the Plan of all the Nonqualified Savings Contributions credited to the Nonqualified Savings Account of each Highly Compensated Wrap Plan Participant in the FFE Transportation Services Inc, 401(k) Wrap Plan, but in no event shall an amount be transferred that would cause this Plan to exceed the limitations of Code
Section 401(k)(3) set forth in Plan Section 4.7 for such Plan Year.

10.  Section 4.2 of the Plan is amended effective January 1, 1996 to read:

     Section 4.2.     Employer Contributions.

     (a) MATCHING EMPLOYER CONTRIBUTIONS. In addition to the total amount of Savings Contributions elected for each month pursuant to Section 4.1, but subject to the limits of Section 4.2(d), each Employer shall, as a Matching Employer Contribution to the Plan, pay to the Trustee for each calendar quarter an amount equal to the sum of:

          (1)  fifty percent (50%) of the lesser of:

               (i)  the total amount of (a) all Percentage
               Savings Contributions for such calendar quarter and (b) one-fourth of all Lump Sum Savings Contributions for such calendar quarter and for each of the preceding three calendar quarters, elected under Section 4.1 (and not subsequently distributed under Section 4.4) that are made on behalf of each Participant who is entitled to share in the Matching Employer Contribution pursuant to Section 5.4; or

               (ii) an amount equal to 4% of each such Participant's Compensation for such calendar quarter; plus

          (2) fifty percent (50%) of the product obtained by multiplying (i) times (ii) where:

               (i)  Effective January 1, 1987 through December 31,
               1992, (i) is equal to the total amount of (a) all Percentage Savings Contributions for such calendar quarter and (b) one-fourth of all Lump Sum Savings Contributions for such calendar quarter and for each of the preceding three calendar quarters, elected under Section 4.1 (and not subsequently distributed under Section 4.4) that are made on behalf of each Participant who is not an officer, shareholder or highly compensated employee within the meaning of Code Section 401(a)(4) and who is entitled to share in the Matching Employer Contribution pursuant to Section 5.4, if the total of all Percentage Savings Contributions for such calendar quarter and all Lump Sum Savings Contributions for such calendar quarter and for each of the preceding three calendar quarters are invested, pursuant to such Participant's direction, in the Company Stock Fund at the end of such calendar quarter; and

               Effective January 1, 1993, (i) is equal to the total amount of
               (a) all Percentage Savings Contributions for such calendar quarter and (b) one-fourth of all Lump Sum Savings Contributions for such calendar quarter and for each of the preceding three calendar quarters, elected under Section 4.1 (and not subsequently distributed under Section 4.4) that are made on behalf of each Participant who is entitled to share in the Matching Employer Contribution pursuant to Section 5.4, if the total of all Percentage Savings Contributions for such calendar quarter and all Lump Sum Savings Contributions for such calendar quarter and for each of the preceding three calendar quarters are invested, pursuant to such Participant's direction, in the Company Stock Fund at the end of such calendar quarter; and

               (ii) Effective October 1, 1987 through December 31,
               1992, (ii) is equal to a fraction (not to exceed 1), the numerator of which is an amount equal to 4% of each such Participant's Compensation for such calendar quarter, and the denominator of which is the total of all Percentage Savings Contributions for such calendar quarter and one-forth of all Lump Sum Savings Contributions for such calendar quarter and for each of the preceding three calendar quarters elected by such Participant;

               Effective January 1, 1993, (ii) is equal to a fraction (not to exceed 1), the numerator of which is an amount equal to 4% of each such Participant's Compensation for such calendar quarter, and the denominator of which is the total of all Percentage Savings Contributions for such calendar quarter and one-fourth of all Lump Sum Savings Contributions for such calendar quarter and for each of the preceding three calendar quarters elected by such Participant.

     (b) Incentive Contributions. Plus, effective January 1, 1988, for Incentive Participants only, an Incentive Contribution in an amount determined under the Incentive Bonus Plan of FFE Transportation Services, Inc., as effective for the Plan Year in question. Incentive Contributions shall be made by FFE Transportation Services, Inc. Notwithstanding anything to the contrary in this Section 4.2(b), Incentive Contributions shall only be made annually. Effective January 1, 1995, Incentive Contributions shall not be made to the Plan.

     (c) Special Employer Contributions. Plus, effective January 1, 1996, the Employer in its sole discretion, may contribute for the Plan Year for eligible Nonhighly Compensated Employees an amount equal to the amount, if any, the Employer may from time to time deem advisable as a Special Employer Contribution. The Employer may contribute to this Plan whether or not it has net profits.

     (d) Notwithstanding the foregoing provisions of this Section 4.2 the Employer Contribution specified therein shall be limited by and in no event shall exceed the following limits:

     (1)  The total amount deductible by such Employer under Code Section 404;
or

     (2) The maximum amount that may be allocated to a particular Participant's Accounts under the annual additions limit of Section
          5.6 (and, if applicable, Article 15).

     (e) Employer Contributions may be made in cash, in Company Stock, or in a combination of cash and Company Stock, as determined by the Employer in its sole discretion. If contributions are made in shares of Company Stock, the value of such Company Stock shall be determined by the average of closing prices of such stock for the twenty (20) consecutive trading days immediately preceding the date on which the shares are contributed

11. Section 4.7(b)(i) of the Plan is amended effective January 1, 1996 to read:

     Section 4.7.  Limitations on Employer Elective Contributions.

     (b)  DEFINITIONS.

          (i) ACTUAL DEFERRAL PERCENTAGE means the ratio, expressed as a percentage, of (A) the amount of Savings Contributions actually paid to the Trust Fund on behalf of the Eligible Participant for the Plan Year to (B) the Eligible Participant's Compensation for the Plan Year, whether or not the Employee was a Participant for the entire Plan Year. Employer contributions on behalf of any Participant shall include: (A) any Savings Contributions made pursuant to the Eligible Participant's Elective Deferrals, (including Excess Elective Deferrals of Highly Compensated Employees), but excluding (1) Excess Elective Deferrals of Nonhighly Compensated Employees that arise solely from Elective Deferrals made under the plan or plans of this Employer, and (2) Savings Contributions that are taken into account in the

               Contribution Percentage Test (provided the Actual Deferral Percentage Test is satisfied both with and without exclusion of these Employer Elective Contributions); and (B) at the election of the Employer, Qualified Non-Elective Contributions and Qualified Matching Contributions. A Savings
               Contribution will be taken into account under the Actual
               Deferral Percentage Test for a Plan Year only if it relates to compensation that either would have been received by the Employee in the Plan Year, but for the deferral election, or is attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within two and one-half (2 1/2) months after the close of the Plan Year, but for the deferral election. To compute Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Employer Elective Contributions are made.

12. Section 4.7(b)(iv) of the Plan is amended effective January 1, 1996 to read:

     Section 4.7.  Limitations on Employer Elective Contributions.

     (b)  DEFINITIONS.

          (iv) QUALIFIED NON-ELECTIVE CONTRIBUTIONS means Employer contributions, other than Savings Contributions and Matching Contributions, allocated to Participants' accounts which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in Section 4.1(f). Non-Elective Contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of Years of Service taken into account under a vesting schedule. Any Non-Elective Contributions allocated to a Participant's Salary Deferral Account under the Plan automatically satisfy the definition of Qualified Non-Elective Contributions.

13.  Section 4.8(b)(vii) is amended effective January 1, 1996 to read:

     Section 4.8. Limitations on Employee Contributions and Matching Employer Contributions.

     (b)  Definitions

          (vii) Matching Contribution means an Employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution made by the Participant, or on account of a Participant's election to defer a portion of his or her Annual Compensation under a plan maintained by the Employer.

14.  Section 4.8(b)(viii) is amended effective January 1, 1996 to read:

     Section 4.8. Limitations on Employee Contributions and Matching Employer Contributions.

     (b)  DEFINITIONS

          (viii)    QUALIFIED NON-ELECTIVE CONTRIBUTIONS means
                    Employer contributions, other than Employer Elective Contributions and Matching Contributions, allocated to Participants' accounts which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in Section 4.1(f). Non-Elective Contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of Years of Service taken into account under a vesting schedule. Any Non-Elective Contributions allocated to a Participant's Salary Deferral Account under the Plan automatically satisfy the definition of Qualified Non-Elective Contributions.

15.  Section 4.8(d)(iv) is amended effective January 1, 1996 to read:

     Section 4.8. Limitations on Employee Contributions and Matching Employer Contributions.

          (d)  Fail Safe Provisions.

               (iv) Forfeiture of Non-Vested Matching Employer
                    Contributions. Matching Employer Contributions that are not vested may be forfeited to correct Excess Aggregate Contributions. Notwithstanding the foregoing sentence, Excess Aggregate Contributions for a Plan Year may not remain unallocated or be allocated to a suspense account for allocation to one or more Employees in any future year. Forfeitures of Matching Contributions to correct Excess Aggregate Contributions shall be:

               (A)  Applied to reduce Matching Employer
                    Contributions for the Plan Year in which the excess arose, but allocated according to the following paragraph (B), to the extent the excess exceeds Matching Employer Contributions or the Employer has already contributed for the Plan Year.

               (B) Allocated, after all other Forfeitures under the Plan, to the Employer Matching Contribution Account of each Nonhighly Compensated Participant who made Elective Deferrals or Employee Contributions in the ratio which each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year.

16.  Section 5.1 of the Plan is amended effective January 1, 1996 to read:

     Section 5.1. Accounts. The Committee shall maintain or cause to be maintained adequate records to disclose the interest in the Trust of each Participant, Former Participant, and Beneficiary. Such records shall be in the form of individual accounts, and credits and charges shall be made to such accounts in the manner herein described. When appropriate, a Participant shall have, as separate accounts, an Employer Contribution Account, a Rollover Account or Accounts, a Savings Account, and, effective January 1, 1996, a Special Employer Contribution Account. The maintenance of separate accounts is only for accounting purposes, and a segregation of the Trust Assets to each account shall not be required. Each Account shall reflect its allocable share of income, loss, appreciation, and depreciation of the Trust Assets. Distributions made from an account shall be charged to such account as of the end of the month during which the distribution is made.

17.  Section 5.3 of the Plan is amended effective January 1, 1996 to read:

     Section 5.3. Allocation of Employer Contribution. Effective October 1, 1987 through December 31, 1988, each Participant who is a Participant on the last business day of each calendar quarter and each Former Participant who would have been a Participant on the last business day of such calendar quarter but for his death, Disability, Early Retirement, or Retirement during such calendar quarter is entitled to share in the Employer Contribution for such calendar quarter. Subject to Section 4.5, of the Committee shall instruct the Trustee to allocate the portion of the Employer Contribution for each calendar quarter to the Employer Contribution Account of each Participant or Former Participant for whom such contribution was made pursuant to Section 4.2(a)

     Effective January 1, 1988, the following provisions shall apply:

          (a) Each Participant who is a Participant on the last business day of each calendar quarter and each Former Participant who would have been a Participant on the last business day of such calendar quarter but for his death, Disability, Early Retirement, or Retirement during such calendar quarter is entitled to share in the Matching Employer Contribution for such calendar quarter. Subject to Section 4.5, the Committee shall instruct the Trustee to allocate the portion of the Matching Employer Contribution for each calendar quarter to the Employer Contribution Account of each Participant or Former Participant for whom such contribution was made pursuant to Section 4.2(a)(1) and (2).

          (b) Incentive Contributions for a Plan Year will be allocated, in proportion to each Incentive Participant's Compensation and as soon after the end of the Plan Year as the amount of the Incentive Contribution is calculated under the Incentive Bonus Plan, to the Incentive Account of each Incentive Participant for whom such a contribution was made pursuant to Section 4.2(b).

     Additionally, effective for Plan Years beginning on and after January 1, 1996, each Participant who is a Nonhighly Compensated Employee and who is a Participant on the last business day of the Plan Year and each Former Participant who is a Nonhighly Compensated Employee and who would have been a Participant on the last business day of the Plan Year but for his death, Disability, Early Retirement, or Retirement during the Plan Year, is entitled to share in the Special Employer Contribution, if any, for such Plan Year ("Special Employer Contribution Participant"). The Committee shall instruct the Trustee to allocate the portion of the Special Employer Contribution, if any, to the Special Employer Contribution Account of each Special Employer Contribution Participant in the same ratio that each Special Employer Contribution Participant's Compensation for the Plan Year bears to the total Compensation of all Special Employer Contribution Participants for the Plan Year.

18.  Section 5.5 of the Plan is amended effective January 1, 1996 to read:

          Section 5.5. Forfeitures. Matching Employer Contributions forfeited pursuant to Sections 5.6 or 6.3 shall be allocated as of the end of each Plan Year to the Employer Contribution Account of each Participant who is a Participant on the last business day of the Plan Year and each Former Participant who would have been a Participant on the last business day of such Plan Year but for his death, Disability, Early Retirement, or Retirement during such Plan Year, according to the ratio that each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year. Matching Employer Contributions forfeited pursuant to Section 4.6 shall be allocated as of the end of each Plan Year to the Employer Contribution Account of each Participant who is a Nonhighly Compensated Employee and who is a Participant on the last business day of the Plan Year and each Former Participant who was a Nonhighly Compensated Employee and who would have been a Participant on the last business day of such Plan Year but for his, death, Disability, Early Retirement, or Retirement during such Plan Year, according to the ratio that each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year. Special Employer Contributions forfeited shall be allocated as a Special Employer Contribution for the Plan Year in which the forfeiture occurs, as if the Participant forfeiture were an additional Special Employer Contribution for the Plan Year.

19.  Section 5.7 is amended effective January 1, 1996 to read:

     Section 5.7. Notification to Participants. At least once annually the Committee shall advise each Participant or Former Participant of the then composition and value of his Accounts and of the Vested Percentage of his Employer Contribution Account and his Special Employer Contribution Account.

20.  Section 6.2(b) of the Plan is amended to read:

          (b) The "Vested Percentage" at the date he is Separated from Service, of the total amount credited to the Participant's Employer Contribution Account, Special Employer Contribution Account and W & B Plan Rollover Account, if any. The Vested Percentage shall be determined in accordance with the following schedule:

                                             Nonforfeitable
             Years of Service                  Percentage
     --------------------------------        ---------------
     Less than 3 years                              0%
     At least 3 but less than 4 years              20%
     At least 4 but less than 5 years              40%
     At least 5 but less than 6 years              60%
     At least 6 but less than 7 years              80%
     At least 7 or more years                     100%

21.  Section 6.3 of the Plan is amended effective January 1, 1996 to read:

     Section 6.3.  Computation of Years of Service for Vesting.

          (a) General. For purposes of computing a Participant's or Former Participant's Vested Percentage of his Employer Contribution Account and his Special Employer Contribution Account, each Participant or Former Participant shall be credited with all Years of Service to which he is entitled pursuant to Section 2.65(b), other than Years of Service not counted under Sections 6.3(b) and (c) below.

          (b) Re-employment After a Break in Service. In determining a Participant's Years of Service for vesting purposes upon a Participant's re-employment with an Employer after a Break in Service, the following rules shall apply:

               (1) If the Participant was not entitled to any Vested Percentage prior to his Break-in- Service, he shall be credited with pre-break Years of Service only if the number of consecutive years of Break-in-Service are less than five.

                    If any Years of Service are not required to be taken into
               account by reason of the above sentence, such Years of Service shall not be taken into account in applying this paragraph (1) to a subsequent period of Break-in-Service.

               (2) If the Participant was entitled to a Vested Percentage prior to his Break-in-Service, or if he meets the requirements of paragraph (1) above, then his prebreak Years of Service shall be taken into account in determining his Vested Percentage of his Employer Contribution Account and his Special Employer Contribution Account upon his completion of one Year of Service after his re-employment commencement date.

     (c) Forfeitures. If, at the time a Participant becomes Separated from Service, he is not entitled to a distribution of the entire balance in his Employer Contribution Account and his Special Employer Contribution Account, he shall receive no distribution from such Account until the end of the Plan Year in which he incurs a Break-in-Service. As of the end of the Year in which the Participant has Separated from Service, his Employer Contribution Account and his Special Employer Contribution Account shall be divided into two portions, one representing the vested portion, and the other representing the forfeiture portion, of such Account. Such Employer Contribution Account and Special Employer Contribution Account shall continue to receive income allocations pursuant to Section 5.2 until distributed in full. If the Participant returns to the employ of an Employer before incurring a Break-in-Service, the vested and forfeiture portions of his Employer Contribution Account and his Special Employer Contribution Account, plus income allocations, shall, upon his return, become the beginning balance in his new Employer Contribution Account and his new Special Employer Contribution Account. If the Participant does not return to the employ of an Employer before incurring a Break-in-Service, his previous Employer Contribution Account and his previous Special Employer Contribution Account shall be closed, with the result that the vested portion of his Employer Contribution Account and his Special Employer Contribution Account, plus income allocations, shall be distributed pursuant to Article 11 hereof and the forfeiture portion of his Employer Contribution Account and his Special Employer Contribution Account, shall become available for allocation to the Employer Contribution Accounts and Special Employer Contribution Accounts of other eligible Participants as of the end of the Year in which he incurs a Break-in-Service.

     (d)   Benefit Accruals and Repayments:

          (i) Notwithstanding subsection (b) above, for purposes of determining a Participant's Vested Percentage under the Plan, the Plan will disregard service performed by the Participant with respect to which he has received a distribution if the present value of his entire Vested Percentage of such distribution was not more than $3,500. This paragraph
     (1) shall apply, however, only if such distribution was made on termination of the Participant's participation in the Plan.

          (ii) For purposes of determining a Participant's Vested Percentage under the Plan, the Plan will not disregard service as provided in paragraph (d) (1) above if the Participant repays the full amount of the distribution described in such paragraph (d) (1). Upon such repayment, the Participant's account balance prior to the distribution will be restored (unadjusted by any gains or losses between the time of distribution and the time of repayment) and his Vested Percentage will be
     recomputed by taking into account service so disregarded.    This
     paragraph (2) shall apply, however, only in the case of a Participant who-

          (A) resumes employment before the date on which he would have incurred five (5) consecutive years of Break-in-Service; and

          (B) repays the full amount of such distribution before the date on which he would have incurred five (5) consecutive years of Break-in-Service.

     The Employer will make a special restoration contribution to the Plan in order to restore any account balances hereunder.

     For purposes of Plan Section 5.6 and Code section 415(c) and (e), the repayment by the Participant and the restoration will not be treated as "annual additions."

22.  Section 7.2(a) of the Plan is amended effective January 1, 1996 to read:

     Section 7.2.  Investment of Accounts.

     (a) All Employer Contributions to the Trust and forfeitures shall be invested and reinvested by the Trustee in the Company Stock Fund. Participants shall have no right to direct investment of their Employer Contribution Accounts or, effective January 1, 1988, their Incentive Accounts, or, effective January 1, 1996, their Special Employer Contribution Accounts, except as set
forth in Section 7.2(h).   All Savings Accounts and Rollover Accounts,
including W & B Plan Rollover Accounts, shall be invested and reinvested by the Trustee in accordance with Participant direction, as provided herein. There shall be at least two investment funds for the Participants to choose between. One such investment fund shall be the Company Stock Fund. However, the Company Stock Fund shall be unavailable for investment until the Registration Statement for the Plan, as filed with the Securities and Exchange Commission, becomes effective. The Committee may, from time to time and in its sole discretion, determine the number and type of any other investment fund(s) available for the Participants to choose among.

23.  Section 7.2(h) of the Plan is amended effective January 1, 1996 to read:

     Section 7.2.  Investment of Accounts.

          (h)  Each Participant who is employed by an Employer at age sixty-two
     (62) may elect, on a one-time basis, at any time between age sixty-two
     (62) and age sixty-four (64), to change the investment of his Accounts, including his Employer Contribution Account and, effective January 1, 1996, his Special Employer Contribution Account, from the Company Stock Fund to any other investment fund chosen by the Committee pursuant to
     Section 7.2(a), effective the next following January 1 or July 1, by filing a written application therefor with the Committee at least 30 days prior to the effective date of such transfer. If such an election is made, future Employer Contributions and forfeitures allocable to such Participant's Accounts shall be invested in the fund he has chosen, rather than in the Company Stock Fund.

24.  Section 10.1(c) of the Plan is amended effective January 1, 1996 to read:

     Section 10.1.  Withdrawals from Accounts.

          (c) Employer Contribution Accounts, Special Employer Contribution Accounts, Incentive Accounts and Rollover Accounts. No in-service withdrawals shall be permitted from a Participant's Employer Contribution Account; Rollover Account; effective January 1, 1988, Incentive Account, and, effective January 1, 1996, Special Employer Contribution Account.

25.  Section 13.1 of the Plan is amended effective January 1, 1996 to read:

     Section 13.1.  Amendment of the Plan

          The Company may, without the consent of any other party, make from time to time any amendment or amendments to the Plan which do not operate retroactively to reduce or divest the then vested interest in any Employer Contribution Account or any Special Employer Contribution Account or to reduce or divest any benefit than payable hereunder unless all participants, Former Participants, and Beneficiaries then having Employer Contribution Accounts or Special Employer Contribution Accounts or benefit payments affected thereby shall consent to such amendment or amendments. Each such amendment shall be in writing, signed by a duly authorized officer of the Company and shall become effective as of the date specified therein. In addition, no such amendment shall (i) reduce the vested percentage of any Participant with respect to Employer contributions made either before or after the effective date of the amendment; (ii) eliminate or reduce an early retirement benefit or a retirement-type subsidy or eliminate an optional form of benefit with respect to benefits attributable to service before the amendment; or (iii) restrict the availability of an "alternative form of benefit" to a certain select group or classification of Participants or Beneficiaries which favor the "prohibited group," or restrict or deny a Participant through the withholding of consent or the exercise of discretion by some person or persons other than the Participant (and, where relevant, his Spouse) of an alternative form of benefit. For purposes of this Section 13.1, Plan provisions will be considered to favor the prohibited group if the group of Employees to whom the benefit is available does not satisfy either the 70% test of Code Section 410(b)(1)(A) or the nondiscriminatory classification test of Code Section 410(b)(1)(B). For purposes of this
     Section 13.1, an alternative form of benefit encompasses the different forms of benefit payment available under the Plan which provide that (a) a participant's benefits under the Plan may be paid in more than one form, or (b) payment of a particular form of benefits may commence at some time earlier or later than the normal date for the commencement of such benefit.

26.  Section 13.4(a) of the Plan is amended effective January 1, 1996 to read:

     Section 13.4.  Liquidation of Trust Fund Upon Termination.

          (a) Upon a complete or partial termination of the Plan with respect to any Employer, the Employer Contribution Accounts and the Special Employer Contribution Accounts of the Participants, Former Participants and Beneficiaries affected thereby shall become fully vested and nonforfeitable, and, subject to the restrictions of Section 13.4(b) below, the proportionate interests of such Participants, Former Participants and Beneficiaries in the Trust Assets, as determined by the Committee, shall be distributed as soon as practicable after provision is made for the expenses of administration, termination and liquidation. Distributions due to termination of the Plan will be made in accordance with the methods of distribution provided for in the Plan.

27. Section 13.5 of the Plan is amended as underlined effective January 1, 1996 to read:

          Section 13.5. Permanent Discontinuance of Contributions. Upon a permanent discontinuance of contributions with respect to any Employer, the Employer Contribution Accounts and the Special Employer Contribution Accounts shall become fully vested and nonforfeitable and, unless such Employer provides by appropriate resolution that the Plan and Trust will continue for the purpose of holding, investing, and distributing Trust Assets pursuant to other provisions of the Plan and Trust Agreement, the proportionate interest of the Participants, Former Participants and Beneficiaries of such Employer in the Trust Assets, as determined by the Committee, shall be distributed (subject to the restrictions of Section 13.4(b)) as soon as practicable after provision is made for the expenses of administration, termination and liquidation.

28.  Section 15.2(a) is amended effective January 1, 1996 to read:

     Section 15.2.  Top-Heavy Plan Status/Super Top-Heavy Plan Status.

     (a)  Aggregate Account means, as of the Determination Date, the sum of:

          (i) the account balances of the Participant Contribution Account, Employer Contribution Account and Special Employer Contribution Account, as of the most recent Valuation Date occurring within a twelve (12) month period ending on the Determination Date;

          (ii) the contributions that would be allocated as of a date not later than the Determination Date, even though those amounts are not yet made or required to be made;

          (iii) any plan distributions made during the Determination Period (However, in the case of distributions made after the Valuation Date and prior to the Determination Date, such distributions are not included as distributions for Top-Heavy purposes to the extent that the distributions are already included in the Participant's Aggregate Account balance as of the Valuation Date.); and

          (iv) any Employee contributions, whether voluntary or mandatory (However, amounts attributable to Participant Deductible Voluntary Contributions shall not be considered to be a part of the Participant's Aggregate Account balance.).

          (v) Regarding unrelated rollovers and plan-to-plan transfers (those which are (A) initiated by the Employee and (B) made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers, an unrelated rollover or plan-to-plan transfer shall be considered as a distribution for purposes of this Section. If this Plan is the plan accepting an unrelated rollover or plan-to-plan transfer, an unrelated rollover or plan-to-plan transfer accepted after December 31, 1983 shall not be considered as part of the Participant's Aggregate
                Account balance. However, unrelated rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Participant's Aggregate Account balance.

          (vi)  Regarding related rollovers and plan-to-plan transfers
                (those either (A) not initiated by the Employee or (B) made to a plan maintained by the same Employer), if this Plan provides for rollovers or plan-to-plan transfers, a related rollover or plan-to-plan transfer shall be considered as a distribution for purposes of this Section. If this Plan is the plan accepting a related rollover or plan-to-plan transfer, a related rollover or plan-to-plan transfer shall be considered as part of the Participant's Aggregate Account balance, irrespective of the date on which the related rollover or plan-to-plan transfer is accepted.

     IN WITNESS WHEREOF, FROZEN FOOD EXPRESS INDUSTRIES, INC. has caused this Sixth Amendment to be executed by its duly appointed officers on this 31st day of December, 1996.

                              FROZEN FOOD EXPRESS INDUSTRIES, INC.


                              By: /s/ S. M. Stubbs, Jr.
                                  ---------------------
                                  President

ATTEST:


/s/ Leonard W. Bartholomew
--------------------------
Secretary